SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)	October 18, 1995


CINCINNATI MICROWAVE, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio						                    0-13136		     31-0903863
(State of Other Jurisdiction		(Commission		  (IRS Employer
 of Incorporation) 			        File Number)  Identification No.)

One Microwave Plaza, Cincinnati, Ohio			     45249-8236
(Address of Principal Executive Offices)			  (Zip Code)

Registrant's telephone number, including area code:		(513)489-5400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  Other Events.

Litigation

On October 18, 1995 an action was filed in the United States District Court, Southern District of Ohio, Western Division, by Richard Kaufman, individually and allegedly on behalf of all others similarly situated (the "Plaintiffs"), against Cincinnati Microwave, Inc. (the "Company"), James L. Jaeger, Jacques A. Robinson, John W. Noland, the Company's Directors, Montgomery Securities and Roney & Co. (collectively, the "Defendants").
The complaint alleged that the Company had filed a false and misleading Registration Statement and Prospectus with the Securities and Exchange Commission in connection with the sale of 4,000,000 Common Shares in a public offering effective August 25, 1995. Montgomery Securities and Roney & Co. were the underwriters for the public offering (the "Underwriters"). The complaint further alleged that the Registration Statement and Prospectus omitted or falsely stated the alleged fact that the Company already had been materially adversely affected by previously undisclosed production costs and by delayed or lost sales of its radar warning detector products, at the time that the Registration Statement became effective.

In the complaint, the Plaintiffs seek relief against the Defendants for violations of Sections 11, 12(2) (relief not sought against Company officers) and 15 (relief not sought against the Company or the Underwriters) of the Securities Act of 1933 and for negligent misrepresentation. The Plaintiffs generally seek damages in an amount equal to the difference between the price paid for the Common Shares in the public offering and either the current value of such stock, if currently held, or the price at which such stock was disposed of in the market, if disposed of before the commencement of the action. In the alternative, the Plaintiffs seek to rescind their purchases and recover the consideration paid for the Common Shares or, if the Plaintiffs no longer hold such stock, for unspecified damages.

On October 18, 1995, an action also was filed in the United States District Court, Southern District of Ohio, Western Division, by Chesapeake Capital Group, Inc., for itself and allegedly on behalf of all others similarly situated (the "Chesapeake Plaintiffs"), against the Company, James L. Jaeger, Jacques A. Robinson, John W. Noland, Montomery Securities and Roney & Co. (the "Chesapeake Defendants"). The complaint in this action alleged that in connection with the public offering of the Common Shares of the Company on August 25, 1995, the Chesapeake Defendants with the exception of the the Underwriters had violated Section 10(b), Rule 10b-5 and Section 20 of the Securities Exchange Act of 1934. The complaint also alleged against all Chesapeake Defendants violations of Section 11 of the Securities Act of 1933 and against all Chesapeake Defendants with the exceptions of the Company and the Underwriters violations of Section 15 of that Act. The complaint seeks unspecified damages.

On October 24, 1995, an action was also was filed in the United States District Court, Southern District of Ohio, Western Division, by Bruce Stumpf and Paul J. O'Reilly, individually and allegedly on behalf of all others similarly situated, against the Company, James L. Jaeger, Jacques A. Robinson, John W. Noland, the Company's Directors and the Underwriters. The allegations of this complaint and the relief sought are substantially identical to the Kaufman action described above.

Third Quarter Results and Outlook for Full Year

On October 26, 1995 the Company issued press releases reporting third quarter results and commenting on results for the full year. Copies of the press releases are attached as an exhibit to this Form 8-K


ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits.

99(i) - Press releases reporting third quarter results and commenting on results for the full year.



SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         							CINCINNATI MICROWAVE, INC.
                         							By: /ss/ Walter P. Masavage
                                    -----------------------
                       									Name:    Walter P. Masavage
                         							Title:   Vice President/Finance




Date:	October 27, 1995